                                                                    EXHIBIT 10.8

SAR NO: 1995-SAR-1

EMPLOYEE:               T. Jefferson Cunningham III

DATE OF GRANT:          July 19, 1995

GRANT PRICE:            $17.75

COVERED SHARES:         30,000

                        HUDSON CHARTERED BANCORP, INC.
                           1995 INCENTIVE STOCK PLAN

                                *      *      *

                      STOCK APPRECIATION RIGHT AGREEMENT


     1. Definitions.   In this Agreement, except where the context otherwise
        -----------
indicates, the following definitions apply:

     (a)  "Agreement" means this Stock Appreciation Right Agreement.

     (b)  "Board" means the Board of Directors of the Corporation.

     (c) "Committee" means the committee charged, pursuant to the provisions of the Plan, with the administration of the Plan. Unless otherwise determined by the Board, the Personnel and Compensation Committee of the Board shall be the Committee.

     (d) "Common Stock" means the common stock, par value $.80 per share, of the Corporation.

     (e) "Corporation" means Hudson Chartered Bancorp, Inc.

     (f) "Covered Shares" means the shares of Common Stock subject to the Right set forth as the "Covered Shares" on page 1 of this Agreement.

     (g) "Date of Exercise" means the date on which the Corporation receives notice pursuant to Paragraph 8(a) of the exercise, in whole or in part, of the Right.

     (h) "Date of Expiration" means the date on which the Right shall expire, which shall be the earliest of the following times:

     (i) the date of the Employee's termination of employment if such termination of employment would constitute a "termination for cause" within the meaning of Paragraph 7 of the Employment Agreement;

     (ii) ninety days after the Employee terminates his employment with the Corporation and its Subsidiaries other than: (A) a termination by the Employee following (a) any event that constitutes a "termination," as described in the first appearing clauses (i), (ii), and (iii) of Paragraph 7 of the Employment Agreement or (b) a material breach of the Employment Agreement by the Corporation (as successor to Fishkill National Corporation's obligations under the Employment Agreement); or (B) by reason of Retirement;

     (iii) one year after termination of the Employee's employment with the Corporation and its Subsidiaries by reason of the Employee's death or disability; or

     (iv) ten years after the Date of Grant.

     (i) "Date of Grant" means the date set forth as the "Date of Grant" on page 1 of this Agreement.

     (j) "Employee" means the person identified as the "Employee" on page 1 of this Agreement.

     (k) "Employment Agreement" means the Employment Agreement, dated as of December 31, 1993, between the Employee and Fishkill National Corporation.

     (l) "Fair Market Value" of a share of Common Stock means the average of the last reported sale price as reported by NASDAQ for the five trading days preceding the Date of Exercise, unless an alternate method of determining Fair Market Value is specified by the Committee in accordance with the terms of the Plan.

     (m) "Grant Price" means the "Grant Price" set forth on page 1 of this Agreement.

     (n) "Plan" means the Hudson Chartered Bancorp, Inc. 1995 Incentive Stock Plan, as amended.

     (o) "Retirement" means the Employee's retirement from employment with the Corporation and its Subsidiaries after attaining age 65 or the Board's adoption of a resolution consenting to any earlier retirement.

     (p) "Right" means the stock appreciation right granted to the Employee in Paragraph 2 of this Agreement.

     (q) "Subsidiary" means a corporation at least fifty percent of the total combined voting power of all classes of stock of which is owned by the Corporation, either directly or through one or more other Subsidiaries.

     2.  Grant of Right.  Pursuant to the Plan and subject to the terms of this
         --------------
Agreement, the Corporation hereby grants to the Employee or his successors the Right to receive in cash an amount equal to the number of Covered Shares multiplied by an amount equal to the excess of (a) the Fair Market Value per share of Common Stock on the Date of Exercise over (b) the Grant Price.

     3.  Term of the Right.  During the period commencing on the Date of Grant
         -----------------
and terminating on the Date of Expiration, the Right may be exercised with respect to all or a portion of the Covered Shares (in full shares) to the extent the Right has not been previously exercised with respect to such Covered Shares; provided, however, that no part of the Right may be exercised during the first six months following the Date of Grant.

     4.  Date of Exercise Fair Market Value Must Exceed Grant Price.
         ----------------------------------------------------------
The Right may be exercised only when the Fair Market Value of a share of Common Stock exceeds the Grant Price.

     5.  Cash Payment Only.  Payment upon the exercise of the Right shall be
         -----------------
made only in cash.

     6.  Nontransferability.  The Right may not be transferred by the Employee
         ------------------
other than by will or by the laws of descent and distribution and shall be exercisable; during the Employee's lifetime, only by the Employee or, in the event of the Employee's legal disability, by the Employee's legal representative.

     7.  Capital Adjustments.  The number of Covered Shares and the Grant Price
         -------------------
shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation.

     8.  Exercise.
         --------

         (a) Notice.  The Right shall be exercised, in whole or in part, by the
             ------
delivery to the Corporation of written notice of such exercise, in such form as the Committee may from time to time prescribe. Upon exercise, the Corporation shall withhold any amounts required to be withheld pursuant to applicable income tax laws in connection with such exercise. Until the Committee notifies the Employee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Right.

         (b) Effect. The exercise, in whole or in part, of the Right shall cause
             ------
a reduction in the number of Covered Shares equal to the number of shares of Common Stock with respect to which the Right is exercised.

     9.  Employment.  Neither the granting of the Right evidenced by this
         ----------
Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the

Corporation or any of its Subsidiaries to employ the Employee for any period. Whenever reference is made in this Agreement to the employment of the Employee, it means employment by the Corporation or a Subsidiary.

     10.  Subject to the Plan.  The Right evidenced by this Agreement and the
          -------------------
exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Right is subject to any rules and regulations promulgated by the Committee.


     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be signed on its behalf effective as of the Date of Grant.


ATTEST                                         HUDSON CHARTERED BANCORP, INC.

/s/ Kathy D. Seaboldt                          By: /s/ Robert Bowman
-------------------------------                    ----------------------------

Accepted and agreed to as of the Date of Grant.

                                                   /s/ T. J. Cunningham III
                                                   ----------------------------
                                                       Employee

                                  "EXHIBIT A"

                               EXERCISE OF RIGHT


Board of Directors
Hudson Chartered Bancorp, Inc.
Route 55
LaGrangeville, New York 12540

Ladies and Gentlemen:

     The undersigned, the Employee under the Stock Appreciation Right Agreement identified as SAR No. 1995-SAR-1, granted pursuant to the Hudson Chartered Bancorp, Inc. 1995 Incentive Stock Plan hereby irrevocably elects to exercise the Right granted in the Agreement to receive cash in an amount determined pursuant to the provisions of the Plan and the Agreement, representing the appreciation in value of _________ shares of Common Stock.



Date: ______________________________   _________________________________
                                       Signature of Employee



Date Received by Hudson Chartered Bancorp, Inc.: __________________________

Received by: _________________________________